EXHIBIT 99.24
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Oliver Jakob

I, Oliver Jakob, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2024.

By:	/s/ Oliver Jakob
Oliver Jakob

Depositor:                    Variable Insurance Contract(s):
Talcott Resolution Life Insurance Company         CRC® (Compound Rate Contract)
Talcott Resolution Life Insurance Company         CRC Generations
Talcott Resolution Life Insurance Company         Current Rate Compounding Annuity [Harvestor]
Talcott Resolution Life Insurance Company         CRC Select
Talcott Resolution Life Insurance Company         CRC Select II
Talcott Resolution Life Insurance Company         CRC Select III

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

James O’Grady

I, James O’Grady, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2024.

By:	/s/ James O’Grady
James O’Grady

Depositor:                    Variable Insurance Contract(s):
Talcott Resolution Life Insurance Company         CRC® (Compound Rate Contract)
Talcott Resolution Life Insurance Company         CRC Generations
Talcott Resolution Life Insurance Company         Current Rate Compounding Annuity [Harvestor]
Talcott Resolution Life Insurance Company         CRC Select
Talcott Resolution Life Insurance Company         CRC Select II
Talcott Resolution Life Insurance Company         CRC Select III

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Samir Srivastava

I, Samir Srivastava, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2024.

By:	/s/ Samir Srivastava
Samir Srivastava

Depositor:                    Variable Insurance Contract(s):
Talcott Resolution Life Insurance Company         CRC® (Compound Rate Contract)
Talcott Resolution Life Insurance Company         CRC Generations
Talcott Resolution Life Insurance Company         Current Rate Compounding Annuity [Harvestor]
Talcott Resolution Life Insurance Company         CRC Select
Talcott Resolution Life Insurance Company         CRC Select II
Talcott Resolution Life Insurance Company         CRC Select III

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Robert W. Stein

I, Robert W. Stein, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2024.

By:	/s/ Robert W. Stein
Robert W. Stein

Depositor:                    Variable Insurance Contract(s):
Talcott Resolution Life Insurance Company         CRC® (Compound Rate Contract)
Talcott Resolution Life Insurance Company         CRC Generations
Talcott Resolution Life Insurance Company         Current Rate Compounding Annuity [Harvestor]
Talcott Resolution Life Insurance Company         CRC Select
Talcott Resolution Life Insurance Company         CRC Select II
Talcott Resolution Life Insurance Company         CRC Select III

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Ronald K. Tanemura

I, Ronald K. Tanemura, appoint James Bronsdon and Christopher Grinnell , individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2024.

By:	/s/ Ronald K. Tanemura
Ronald K. Tanemura

Depositor:                    Variable Insurance Contract(s):
Talcott Resolution Life Insurance Company         CRC® (Compound Rate Contract)
Talcott Resolution Life Insurance Company         CRC Generations
Talcott Resolution Life Insurance Company         Current Rate Compounding Annuity [Harvestor]
Talcott Resolution Life Insurance Company         CRC Select
Talcott Resolution Life Insurance Company         CRC Select II
Talcott Resolution Life Insurance Company         CRC Select III